NILE PAN AFRICA FUND

Class A: NAFAX

Class C: NAFCX

Institutional Class: NAFIX

NILE AFRICA NATURAL RESOURCES FUND

Class A

Class C

Institutional Class

NILE AFRICA FIXED INCOME FUND

Class A

Class C

Institutional Class

Each a series of Nile Capital Trust

Supplement Dated April 26, 2013 to the Prospectus and Statement of Additional Information Dated July 2, 2012.

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Effective May 1, 2013, the name of the Nile Africa Fixed Income Fund has changed to Nile Africa and Frontier Bond Fund.  Consequently, all references to Nile Africa Fixed Income Fund in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with Nile Africa and Frontier Bond Fund.

Pursuant to the change in the Fund’s name, the following replaces the relevant portion of the disclosure entitled Principal Investment Strategies and Principal Investment Risks in the Prospectus.  Any disclosures in the Prospectus or Statement of Additional Information to the contrary should be disregarded.

Principal Investment Strategies:  The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in bonds issued by or guaranteed by:

(1) African or Frontier governments, their agencies and instrumentalities;

(2) African or Frontier companies; and

(3) African or Frontier multi-national organizations.

The Fund defines African companies as those that (i) have a majority of their assets in, and/or (ii) derive a majority of their revenues or profits from Africa ("the continent").

In general, frontier market countries are a sub-set of those currently considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or a countries’ authorities.  These countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.  The Fund may deem other countries to be frontier markets in the future.

The Fund defines the following countries to be frontier markets:

Central and Eastern Europe: Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Kazakhstan, Latvia, Lithuania, Macedonia, Mongolia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, Turkmenistan, Ukraine

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, Tunisia, United Arab Emirates

Asia: Bangladesh, Cambodia, Indonesia, Pakistan, Philippines, Sri Lanka, Thailand, Vietnam

Central and South America: Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad & Tobago, Uruguay, Venezuela

The Fund notes that the following African countries are also considered Frontier countries but are not so re-defined for the sake of simplicity: Botswana, Cote d’Ivoire, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, Swaziland, Tanzania, Uganda, Zambia, Zimbabwe.

The Fund defines bonds to include bills, notes, bonds, senior loans, participation notes, pass-through certificates, asset-backed securities, mortgage-backed securities and certificates of deposit.  The Fund will invest in bonds without restriction as to capitalization, credit quality or maturity.  The Fund may invest in bonds that are sometimes referred to as "high yield" or "junk" bonds.  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in African and/or Frontier bonds.  The Fund's adviser seeks to identify companies suitable for investment by using top-down economic analysis; and seeks to identify suitable fixed income issuers by employing bottom-up fundamental analysis.  The top-down approach utilizes macroeconomic analysis that evaluates a country's outlook for economic growth, inflation, interest rates, currency, regulatory framework and political stability.  In addition, this analysis evaluates the supply and demand trends for various industries.  The bottom-up approach utilizes fundamental valuation analysis that considers factors such as cash flow return on investments, returns on invested capital, health of balance sheets, strong competitive advantages, prospects for earnings growth, strength of management, sound financial management, sound accounting policies, pricing flexibility, fundamental credit and valuation analysis.  The adviser, as part of its company evaluation, may set up onsite visits and meetings with corporate officers.  In some cases, the adviser will meet with a country's Central Bank representatives, at its discretion.  In general, the adviser will purchase fixed income securities that it believes have the potential for capital appreciation in addition to the ability to pay interest and principal.  The adviser seeks to achieve the Fund’s investment objective by buying and holding investments over a long investment period.  In general, the adviser will sell a security if it no longer meets the top-down or bottom-up investment criteria.

The following replaces the previous description of Frontier Market Risk.

Frontier Market Risk.  Frontier market countries generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information both dated July 2, 2012, and the Supplement to the Statement of Additional Information dated March 7, 2013.  Each of these documents provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-68-AFRICA (1-877-682-3742).

Please retain this Supplement for future reference.